Exhibit 10.2

IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION

GRYPHON MASTER FUND, L.P.	§
AND GSSF MASTER FUND, L.P.	§
§
Plaintiffs,	§
	§	CIVIL ACTION NO.
v.	§
	§	3:06-CV-0107-D
PATH 1 NETWORK	§
TECHNOLOGIES INC.,	§
§
Defendant.	§

AGREED ORDER OF DISMISSAL WITH PREJUDICE

On this day, the Court considered the above-numbered and styled cause. Plaintiffs Gryphon Master Fund, L.P., and GSSF Master Fund, LP (Collectively “Plaintiffs”) and Defendant Path 1 Network Technologies, Inc. appeared by and through their respective attorneys of record and announced to the Court that all matters in controversy between them had been settled and compromised. Plaintiffs and Defendant announced to the Court that they agree to dismiss their claims with prejudice to re-filing of same, and that each party will bear its own costs.

IT IS THEREFORE ORDERED, ADJUDGED and DECREED that Plaintiffs’ claims against Defendant, as well as any claims that Plaintiffs could have asserted against Defendant, are dismissed with prejudice.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that all costs of court shall be borne by the party incurring same.

As the Court intends for this Agreed Order of Dismissal With Prejudice to be a final judgment, any relief not expressly granted herein is hereby DENIED.

AGREED ORDER OF DISMISSAL WITH PREJUDICE	Page 1

SO ORDERED:

SIGNED this 7th day of August, 2007.

/s/ Sidney A. Fitzwater
SIDNEY A. FITZWATER
UNITED STATES DISTRICT JUDGE

AGREED TO:

/s/ Stephen C. Rasch	by	/s/ Kim McCrea
Mr. Stephen C. Rasch		State Bar No. 24041434
State Bar No. 16551420
Thompson & Knight, LLP
1700 Pacific Avenue, Suite 3300
Dallas, TX 75201
ATTORNEYS FOR PLAINTIFFS

/s/ Jay R. Stucki
Jay R. Stucki
Texas Bar No. 00798531
HULSE ♦ STUCKI, P.L.L.C.
2912 W. Story Road
Irving, Texas 75038
(214) 441-3000 – Telephone
(214) 441-3001 – Telecopy
ATTORNEYS FOR DEFENDANT

AGREED ORDER OF DISMISSAL WITH PREJUDICE	Page 2

CLOSED

CASE NUMBER: 3:06-CV-107-D

DATE: 08/07/07

TRIAL: ☐  YES

             ☒  NO